UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 26, 2011

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141568	20-8468508
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
or organization)

9 North West Fourth Ring Road,
 Yingu Mansion, Suite 1708
 Haidian District, Beijing
 People’s Republic of China 100190
______________________________________________
(Address of principal executive offices)

+86 10 82525361
(Registrant's telephone number, including area code)
_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 26 2011, China Advanced Construction Materials Group, Inc. (the “Company”) issued a press release announcing that its board of directors received a preliminary, non-binding offer from its Chairman and Chief Executive Officer, Mr. Xianfu Han, and its Vice Chairman and Chief Operating Officer, Mr. Weili He, to acquire all of the outstanding shares of the Company's common stock not currently owned by them in a going private transaction at a proposed price of $2.65 per share, in cash. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2011	CHINA ADVANCED CONSTRUCTION MATERIALS
GROUP, INC.

By: /s/ Xianfu Han
      Xianfu Han
     Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 26, 2011